VOTING AGREEMENT
THIS VOTING AGREEMENT (this “Agreement”) is entered into this 4th day of November, 2021, by and among FIRST MERCHANTS CORPORATION, an Indiana corporation (“First Merchants”), and the undersigned shareholders or optionholders (each, a “Shareholder”, and collectively, the “Shareholders”) of LEVEL ONE BANCORP, INC., a Michigan corporation (“Level One”).
W I T N E S S E T H:
In consideration of the execution by First Merchants of the Agreement and Plan of Reorganization and Merger between First Merchants and Level One of even date herewith (the “Merger Agreement”), the undersigned Shareholders of Level One hereby agree that each of them, severally and not jointly, shall cause all Level One common or preferred shares owned by him/her of record and beneficially, including, without limitation, all shares owned by him/her individually, all shares owned jointly by him/her and his/her spouse, all shares owned by any minor children (or any trust for their benefit), all shares owned by any business of which such Shareholder (if such Shareholder is a director of Level One) is a principal shareholder (but in each such case only to the extent the Shareholder has the right to vote or direct the voting of such shares), and specifically including all shares shown as owned directly or beneficially by such Shareholder on Exhibit A attached hereto or acquired subsequently hereto (collectively, the “Shares”), to be voted in favor of the merger of Level One with and into First Merchants in accordance with and pursuant to the terms of the Merger Agreement at the annual or special meeting of shareholders of Level One called for that purpose. Notwithstanding any other provision of this Agreement to the contrary, each Shareholder shall be permitted to vote such Shares in favor of another “Acquisition Proposal” (as such term is defined in the Merger Agreement) that is submitted for approval by the shareholders of Level One if both of the following shall have occurred: (a) Level One’s Board of Directors has approved such Acquisition Proposal and recommended such Acquisition Proposal to Level One’s shareholders in accordance with Section 7.5(b) of the Merger Agreement and (b) the Merger Agreement has been terminated in accordance with Section 10.1(f) thereof.
Each of the Shareholders further agrees and covenants, severally and not jointly, that he/she shall not sell, assign, transfer, dispose or otherwise convey, nor shall he/she cause, permit, authorize or approve the sale, assignment, transfer, disposition or other conveyance of, any of the Shares or any interest in the Shares, in each case owned or beneficially owned by such Shareholder, to any other person, trust or entity (other than Level One) prior to the annual or special meeting of shareholders of Level One called for the purpose of voting on the Merger Agreement without the prior written consent of First Merchants, such consent not to be unreasonably withheld in the case of a gift or similar estate planning transaction (it being understood that First Merchants may decline to consent to any such transfer if the person acquiring such Shares does not agree to take such Shares subject to the terms of this Agreement).
This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to conflict of laws provisions thereof. This Agreement may be executed in counterparts, each of which (including any facsimile or Adobe PDF copy thereof) shall be deemed to be an original, but all of which shall constitute one and the same agreement. It is understood and agreed that Shareholders who execute this Agreement shall be bound hereby, irrespective of whether all Shareholders execute this Agreement. The obligations of each of the Shareholders under the terms of this Agreement shall terminate contemporaneously with the termination of the Merger Agreement.
Notwithstanding any other provision hereof, nothing in this Agreement shall be construed to prohibit a Shareholder, or any officer or affiliate of a Shareholder who is or has been designated a member of Level One’s Board of Directors, from taking any action solely in his or her capacity as a member of Level One’s Board of Directors or from exercising his or her fiduciary duties as a member of Level One’s Board of Directors to the extent specifically permitted by the Merger Agreement.
[Signatures appear on following pages.]
                        2

IN WITNESS WHEREOF, First Merchants and each of the undersigned Shareholders of Level One have made and executed this Agreement as of the day and year first above written, and First Merchants has caused this Agreement to be executed by its duly authorized officer.

FIRST MERCHANTS CORPORATION By: /s/ Mark K. Hardwick Mark K. Hardwick, Chief Executive Officer

[Signature page to Voting Agreement]

SHAREHOLDERS OF LEVEL ONE BANCORP, INC.
/s/ Patrick J. Fehring
Patrick J. Fehring
[Signature page to Voting Agreement]

/s/ Barbara E. Allushuski
Barbara E. Allushuski
[Signature page to Voting Agreement]

/s/ Victor L. Ansara
Victor L. Ansara
[Signature page to Voting Agreement]

/s/ James L. Bellinson
James L. Bellinson
[Signature page to Voting Agreement]

/s/ Michael A. Brillati
Michael A. Brillati
[Signature page to Voting Agreement]

/s/ Shukri W. David
Shukri W. David
[Signature page to Voting Agreement]

/s/ Thomas A. Fabbri
Thomas A. Fabbri
[Signature page to Voting Agreement]

/s/ Jacob W. Haas
Jacob W. Haas
[Signature page to Voting Agreement]

/s/ Mark J. Herman
Mark J. Herman
[Signature page to Voting Agreement]

/s/ Steven H. Rivera
Steven H. Rivera
[Signature page to Voting Agreement]

/s/ Stefan Wanczyk
Stefan Wanczyk
[Signature page to Voting Agreement]

/s/ Melanie C. Barrett
Melanie C. Barrett
[Signature page to Voting Agreement]

/s/ Timothy R. Mackay
Timothy R. Mackay
[Signature page to Voting Agreement]

/s/ Eva D. Scurlock
Eva D. Scurlock
[Signature page to Voting Agreement]

/s/ David C. Walker
David C. Walker
[Signature page to Voting Agreement]

/s/ Gregory A. Wernette
Gregory A. Wernette

[Signature page to Voting Agreement]

EXHIBIT A
LISTING OF SHARES

Name	Amount
Patrick J. Fehring	211,816
Barbara E. Allushuski	16,955
Victor L. Ansara	71,984
James L. Bellinson	765,933
Michael A. Brillati	18,379
Shukri W. David	91,321
Thomas A. Fabbri	716,555
Jacob W. Haas	10,874
Mark J. Herman	37,821
Steven H. Rivera	35,606
Stefan Wanczyk	653,315
Melanie C. Barrett	7,278
Timothy R. Mackay	20,755
Eva D. Scurlock	13,138
David C. Walker	31,163
Gregory A. Wernette	33,968
TOTAL	2,736,861